In brief...

Net Asset Value per share*	US$16.18

Market Price*	US$14.13

Premium/Discount*	(12.7%)

Fund size*	US$163.0m

*Source: State Street Corporation/Martin Currie Inc

at 31 March, 2002

	China Fund NAV	MSCI Golden Dragon

1 month return*	3.8	7.2

1 year return*	18.8	-6.7

Manager’s commentary

As positive and negative factors contend, China’s stock markets have not seen much movement recently. On the positive side, there is clear evidence that global institutional funds are starting to look at emerging markets once more. In the 1993-1994 boom, interest was unfocused with widespread investments over a range of countries. But we expect investors this time to concentrate on the main emerging economies, among which China and Russia are key. In the short-term, the apparent strong rebound in US growth has led investors to favour markets such as Korea and Taiwan, which are perceived as more geared to US demand. However, we expect the pace of the rebound in the US economy to slow in the second half of the year once inventory re-stocking is completed. At this time, the appeal of China’s large, fast-growing domestic economy should become clear.

Recent statistics reveal solid growth (exports in February were up 0.8%, industrial production up 2.7% and retail sales up 9.1%). Set against this, premier Zhu Rongji made a grim speech about the many structural challenges facing China. These were illustrated by photographs of large-scale demonstrations by redundant oil and steel workers in Manchuria. We believe these events support your fund’s investment policy of concentrating on companies in the private sector, rather than investing in state-owned enterprises, which face huge obstacles to self-reform and cost-cutting.

Steady export surpluses and inflows of foreign direct investment have lifted foreign exchange reserves to US$218 billion. This has emboldened senior bureaucrats to give serious consideration to opening the domestic A-share market to qualified foreign investors (QFI) while allowing a few qualified domestic investors (QDI) officially to invest in Hong Kong. We expect further news on this soon.

Chris Ruffle

Investment stategy

Your fund is 98.7% invested with holdings in 55 companies. Of the fund, 37.5% is invested in Taiwan listed companies.

We have taken profits on Huaneng Power. As global growth recovers, we now see better opportunities in cyclical industries. In anticipation of QDI, we have bought Anhui Expressway, which is the type of small, cheap H-share which might appeal to domestic institutions. We have also added to our investments in entrepreneurial small cap stocks with the purchase of Mainland Headwear, and the Shanghai-based cosmetics and spa chain Natural Beauty. In Taiwan, we have switched out of notebook PC maker Inventec in favour of the under-valued Cheng Shin Rubber, which is now the leading company in China’s tire market.

The new managers of the direct portfolio, Asian Direct Capital Management, have made their first investment — a listed property company called Kowloon Development which is restructuring (see stock focus below). We plan to raise the proportion of direct holdings from the current 5.5% to 25% as soon as appropriate investments can be found.

Stock focus - Kowloon Development (1.9% of fund)

Kowloon Development Co Ltd (KDCL) is a listed real estate developer in Hong Kong. The fund obtained the shares directly from the majority shareholder on a negotiated basis.

Mr. Or, the controlling shareholder and CEO, has extensive real estate development experience in Macau and Hong Kong. He recently gained majority control of KDCL and is in the process of restructuring the company through the injection of several major development sites. His vision is to grow KDCL into a major real estate player in Hong Kong by taking advantage of the current depressed state of the industry. We purchased our shares at the same price as Mr. Or when he acquired control of the company.

Source: Martin Currie Inc

at 31 March, 2002

Fund details*

Market cap	US$143m

Shares outstanding	10,073,173 shares

Exchange listed	NYSE

Listing date	July 10, 1992

Investment manager	Martin Currie Inc

Direct investment manager	Asian Direct Capital Management

15 largest listed investments* (49.9%)

Yanzhou Coal Mining	Energy	4.6%

TCL International	Information technology	4.6%

Chunghwa Telecom	Telecommunications	4.4%

Phoenixtec Power	Consumer staples	4.3%

Taipei Bank	Financials	4.3%

Zhejiang Expressway	Utilities	3.2%

Ho Tung Chemical	Materials	3.0%

Want Want Holdings	Consumer staples	2.9%

Chinadotcom	Information technology	2.8%

TPV Technology	Information technology	2.8%

Synnex Technologies	Consumer discretionary	2.7%

Polaris Securities	Financials	2.6%

Shangri-La Asia	Consumer discretionary	2.6%

Pacific Construction	Consumer discretionary	2.6%

Brilliance China	Consumer discretionary	2.5%

Sector allocation*

	% of	MSCI Golden
	net assets	Dragon %
Information technology	19.6	27.6

Consumer discretionary	15.2	5.2

Financials	12.5	27.5

Industrials	11.4	17.6

Consumer staples	10.8	0.4

Utilities	8.0	7.0

Materials	7.5	5.0

Telecommunications	6.0	8.0

Energy	4.6	1.6

Healthcare	3.1	0.1

Cash	1.3	—

Total	100.0	100.0

Asset allocation* (%)

Direct investments* (5.5%)

A-S China Plumbing Products	Consumer disc	2.0%

Kowloon Development	Real estate	1.9%

Moulin International (2004 CB)	Manufacturing	1.2%

New World Sun City	Real estate	0.4%

Performance* (in US$ terms)

	NAV	Market price
	%	%
One month	3.8%	5.1%

Calendar year to date	7.2%	13.8%

3 years **	19.9%	23.0%

Fund performance

	One	Three	Year	One	Three**	Five**	Since#**
	month	months	to date	year	years	years	launch
The China Fund, Inc.	3.8%	7.2%	7.2%	18.8%	19.9%	0.7%	3.6%

MSCI Golden Dragon	7.2%	2.8%	2.8%	-6.7%	-2.2%	-5.2%	—

Hang Seng Chinese Enterprise Index	1.3%	15.7%	15.7%	12.1%	9.7%	-13.6%	—

Source: * State Street Corporation/MC Inc.     # The Fund was launched on July 10, 1992     ** Annualized Return

Performance in perspective

The China Fund Inc. Premium/discount

Dividend History Chart*

All charts are based on 31 March, 2002.

*Source: State Street Corporation

The portfolio — in full	at 31 March, 2002

Sector	Company (code)	Price	Holding	Value $	% of portfolio
Hong Kong 43.2% Yanzhou Coal Mining Co.	1171.HK	HK$3.08	19,000,000	7,551,670	4.6%

TCL International Holdings Ltd	1070.HK	HK$1.56	37,318,000	7,463,983	4.6%

Zhejiang Expressway Co., Ltd	0576.HK	HK$2.03	19,814,000	5,144,283	3.2%

TPV Technology, Ltd	0903.HK	HK$3.60	9,764,000	4,506,693	2.8%

Shangri-La Asia, Ltd	0069.HK	HK$6.60	5,000,000	4,230,986	2.6%

Brilliance China Automotive Holdings, Ltd	1114.HK	HK$1.30	24,300,000	4,050,208	2.5%

Fountain Set (Holdings) Ltd	0420.HK	HK$1.97	15,250,000	3,851,800	2.4%

China Rare Earth Holdings, Ltd	0769.HK	HK$2.15	12,600,000	3,473,255	2.1%

Chaoda Modern Agriculture	0682.HK	HK$2.73	8,500,000	2,969,703	1.8%

Asia Satellite Telecommunications Holdings	1135.HK	HK$11.90	1,693,000	2,583,043	1.6%

Beijing Capital International Airport Co., Ltd	0697.HK	HK$1.90	10,384,000	2,516,252	1.5%

Global Bio-chem Technology Group Co., Ltd	0809.HK	HK$2.73	7,000,000	2,445,638	1.5%

Sinopec Yizheng Chemical	1033.HK	HK$1.17	14,694,000	2,204,213	1.4%

Geomaxima	0702.HK	HK$1.25	12,400,000	1,987,281	1.2%

Wah Sang Gas	8035.HK	HK$0.86	16,998,000	1,852,441	1.2%

China Overseas Land & Investment, Ltd	0688.HK	HK$0.92	14,200,000	1,674,958	1.0%

LifeTec Group, Ltd	1180.HK	HK$0.20	65,346,000	1,633,734	1.0%

Anhui Expressway	955.HK	HK$1.74	6,950,000	1,550,464	1.0%

China Travel	308.HK	HK$1.66	7,218,000	1,526,963	0.9%

Arcontech, Corp	8097.HK	HK$1.16	9,000,000	1,338,530	0.8%

Euro-Asia Agriculture	0932.HK	HK$2.03	4,900,000	1,272,181	0.8%

Chen Hsong Holding, Ltd	0057.HK	HK$1.35	6,630,000	1,147,559	0.7%

Natural Beauty	157.HK	HK$0.59	13,200,000	1,015,437	0.6%

Mainland Headwear Holdings	1100.HK	HK$2.65	3,000,000	1,009,667	0.6%

Sunway International Holdings	0058.HK	HK$0.39	18,930,000	946,548	0.6%

Jackin International	0630.HK	HK$0.28	5,000,000	185,907	0.1%

Automated Systems Holdings, Ltd	0771.HK	HK$2.33	500,000	149,046	0.1%

Taiwan 37.5% Chunghwa Telecom Co., Ltd	2412.TW	NT$51.00	4,908,000	7,161,888	4.4%

Phoenixtec Power Co., Ltd	2411.TW	NT$32.50	7,595,000	7,062,589	4.3%

Taipei Bank	2830.TW	NT$24.20	10,115,400	7,004,082	4.3%

Ho Tung Chemical, Corp	1714.TW	NT$21.80	7,732,950	4,823,413	3.0%

Synnex Technologies International, Corp	2347.TW	NT$49.90	3,084,000	4,403,193	2.7%

Polaris Securities Co., Ltd	6011.TWO	NT$18.60	8,042,000	4,279,863	2.6%

Pacific Construction Co., Ltd	2506.TW	NT$4.46	32,841,000	4,190,869	2.6%

China Synthetic Rubber, Corp	2104.TW	NT$12.55	9,919,440	3,561,916	2.2%

Choice Lithograph, Inc	9929.TW	NT$18.30	6,273,000	3,284,575	2.0%

Bank Sinopac	2839.TW	NT$15.10	7,000,000	3,024,320	1.9%

Advantech Co., Ltd	2395.TW	NT$92.00	959,100	2,524,669	1.6%

Lian Hwa Foods	1231.TW	NT$16.10	4,759,000	2,192,272	1.3%

Tong Yang	1319.TW	NT$18.00	3,532,000	1,819,056	1.1%

Ability Enterprise Corp	2374.TW	NT$36.90	1,700,000	1,794,850	1.1%

Cheng Shin Rubber	2105.TT	NT$25.00	2,000,000	1,430,615	0.9%

Elan Microelectronics	2458.TT	NT$48.00	1,000,000	1,373,391	0.8%

Tainan Enterprises	1473.TT	NT$41.80	1,000,000	1,195,994	0.7%

B shares 5.5% Shanghai Friendship Group Co., Inc	900923.SS	US$1.10	3,530,000	3,893,590	2.4%

Luthai Textile Co., Ltd	200726.SZ	HK$9.23	1,999,869	2,366,633	1.4%

Shanghai Matsuoka, Co	900955.SS	US$1.66	981,850	1,626,926	1.0%

Weifu High Technology	200581.SZ	HK$6.10	1,397,550	1,093,012	0.7%

New York 2.8% Chinadotcom, Corp	China.O	US$2.78	1,675,000	4,656,500	2.8%

Direct 5.5% A-S China Plumbing Products, Ltd			450	3,199,999	2.0%

Kowloon Development			6,520,000	3,176,573	1.9%

Moulin International Holdings, Ltd (2004 CB)			2,000,000	2,002,750	1.2%

New World Sun City, Ltd			83	608,786	0.4%

Singapore 4.2% Want Want Holdings, Ltd	WANT.SI	US$2.46	1,900,000	4,674,000	2.9%

People’s Food Holding PFH.SI	S$0.94	3,000,000	1,522,553	0.9%

Asia Dekor Holdings, Ltd	ADEK.SI	US$0.10	7,374,000	700,530	0.4%

Cash 1.3%

Objective

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; and (iii) companies organized in China. Under the new policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The investment objective, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

Contacts

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
http://www.chinafundinc.com

Important Information: This newsletter is issued by Martin Currie Inc, Saltire Court, 20 Castle Terrace, Edinburgh, Scotland. Regulated by the FSA and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Inc. Martin Currie Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not constitute an offer of shares. Martin Currie Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies, or financial instruments referred to herein. Investors are advised that they will not generally benefit, from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the Financial Services Authority for the protection of investors nor benefit from the United Kingdom Financial Services Compensation Scheme nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom. Please remember that past performance is not necessarily a guide to the future. Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.